MAXIM SERIES FUND, INC.

                    Executive Offices: 8515 East Orchard Road
                                       Greenwood Village, Colorado 80111

                    Mailing Address:   P.O. Box 1700
                                       Denver, Colorado 80201


                      NOTICE OF MEETING OF SHAREHOLDERS OF

      Maxim Stock Index Portfolio                 Maxim Growth Index Portfolio
      Maxim Value Index Portfolio                 Maxim Index 600 Portfolio
      Maxim Index 400 Portfolio                   Maxim Index European Portfolio
                        Maxim Index Pacific Portfolio

TO THE SHAREHOLDERS OF THE AFOREMENTIONED PORTFOLIOS OF MAXIM SERIES FUND, INC.:

         You are hereby notified that, pursuant to the Bylaws of Maxim Series Fund, Inc. (the "Fund"), a meeting of shareholders (the "Meeting") will be held at 8525 East Orchard Road, Greenwood Village, Colorado on Friday, March 30, 2001 at 9:30 a.m., Mountain Time, for the following purposes:

1. To change the sub-classification from diversified to non-diversified. Only eligible shareholders of the following portfolios of the Fund are entitled to vote on this proposal: Maxim Stock Index; Maxim Value Index; Maxim Index 600; Maxim Index 400; Maxim Index European; and Maxim Index Pacific Portfolios.

2. To approve a new sub-advisory agreement appointing Barclays Global Fund Advisors as Sub-advisor. Only eligible shareholders of the following portfolios of the Fund are entitled to vote on this proposal: Maxim Stock Index; Maxim Growth Index; Maxim Value Index; Maxim Index 600; Maxim Index 400; Maxim Index European; and Maxim Index Pacific Portfolios.

3. To amend the fundamental investment limitation concerning securities lending. Only eligible shareholders of the following portfolios of the Fund are entitled to vote on this proposal: Maxim Stock Index; Maxim Growth Index; Maxim Value Index; and Maxim Index 600.

4. To amend the fundamental investment limitation concerning concentration. Only eligible shareholders of the following portfolios of the Fund are entitled to vote on this proposal: Maxim Stock Index; Maxim Growth Index; Maxim Value Index; Maxim Index 600; Maxim Index 400; Maxim Index European; and Maxim Index Pacific Portfolios.

5. To amend the fundamental investment limitation concerning investment in securities of other investment companies. Only eligible shareholders of the following portfolios of the Fund are entitled to vote on this proposal: Maxim Stock Index; Maxim Growth Index; Maxim Value Index; Maxim Index 600; Maxim Index 400; Maxim Index European; and Maxim Index Pacific Portfolios.

         The Board of Directors has fixed the close of business on February 15, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof. Owners of certain variable annuity contracts and variable life insurance policies and certain qualified retirement plans are entitled to provide voting instructions with respect to their proportionate interest in the Portfolios of the Fund.

         You are invited and encouraged to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of Proxy and return it promptly in the envelope provided for that purpose. The enclosed Proxy is being solicited by the Board of Directors of the Fund.

                                      By Order of the Board of Directors,

                                      /s/ Beverly A. Byrne

                                      Beverly A. Byrne
                                      Secretary

Your vote is important no matter how many shares you owned on the record date. Please indicate your voting instructions on the enclosed proxy card. Date, sign and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. We ask your cooperation in mailing your proxy card promptly.

                                 PROXY STATEMENT
                             MAXIM SERIES FUND, INC.

                    Executive Offices: 8515 East Orchard Road
                                       Greenwood Village, Colorado 80111

                    Mailing Address:   P.O. Box 1700
                                       Denver, Colorado 80201

                           MEETING OF SHAREHOLDERS OF

    Maxim Stock Index Portfolio                 Maxim Growth Index Portfolio
    Maxim Value Index Portfolio                 Maxim Index 600 Portfolio
    Maxim Index 400 Portfolio                   Maxim Index European Portfolio
                      Maxim Index Pacific Portfolio

Introduction

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Maxim Series Fund, Inc. (the "Fund"), a Maryland corporation, to be voted at a meeting of shareholders of certain Portfolios (as defined below) of the Fund (the "Meeting"), to be held at 8525 East Orchard Road, Greenwood Village, Colorado, on Friday, March 30, 2001 at 9:30 a.m., Mountain Time. It is anticipated that the approximate mailing date of this Proxy Statement will be March 6, 2001.

         The Board of Directors has fixed the close of business on February 15, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof (the "Record Date"). Only the following Portfolios of the Fund are affected by the proposals described in this Proxy Statement: Maxim Stock Index; Maxim Growth Index; Maxim Value Index; Maxim Index 600; Maxim Index 400; Maxim Index European; and Maxim Index Pacific Portfolios (each, a "Portfolio" and, collectively, the "Portfolios"). Some of these Portfolios are not affected by certain proposals.

         Owners of contracts ("Contractowners") issued through the Series Accounts (as defined below) by Great-West Life & Annuity Insurance Company ("GWL&A") who have allocated contract value to one or more of the Portfolios for which action is necessary pursuant to this Proxy Statement as of the Record Date will be entitled to provide voting instructions with respect to their proportionate interest (including fractional interests) in each Portfolio with respect to which a proposal applies. Shares of the Portfolios are sold to certain qualified retirement plans and to the Maxim Series Account, FutureFunds Series Account, and Retirement Plan Series Account to fund certain variable annuity contracts issued by GWL&A. Shares are also sold to Pinnacle Series Account and COLI VUL-2 Series Account to fund certain variable life insurance policies issued by GWL&A. The above-mentioned accounts of GWL&A are hereinafter referred to as the "Series Accounts." Each of the Series Accounts is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). In addition, shares of the Portfolios are sold to the Qualified Series Account and FutureFunds Series Account II of GWL&A and to the TNE Series (k) Account of New England Life Insurance Company to fund certain variable annuity contracts. Qualified Series Account, FutureFunds Series Account II, and TNE Series (k) Account are not registered with the Securities and Exchange Commission and the owners of contracts issued through Qualified Series Account, FutureFunds Series Account II, and TNE Series (k) Account are not being asked to provide voting instructions.

         The investment adviser to the Fund is GW Capital Management, LLC. ("GWCM"), 8515 East Orchard Road, Greenwood Village, Colorado 80111, a wholly owned subsidiary of GWL&A. The principal underwriter to the Fund is One Orchard Equities, Inc., 8505-8525 East Orchard Road, Greenwood Village, Colorado 80111, a wholly owned subsidiary of GWL&A.

         The Series Accounts own shares of the Portfolios on behalf of Contractowners. In accordance with the Fund's view of applicable law, shares attributable to each of the Portfolios held in the Series Accounts will be voted based on instructions received from the Contractowners who have allocated contract value to one or more Portfolios as of the Record Date. The number of votes that a Contractowner has the right to cast will be determined by applying his/her percentage interest in a Portfolio (held through a Series Account) to the total number of votes attributable to such Portfolio. In determining the number of votes, fractional shares will be recognized. Shares as to which no timely instructions are received, shares owned by GWLA, which provided initial capital to the Fund, and shares owned by the Qualified Series Account, FutureFunds Series Account II, and TNE Series (k) Account will be voted in proportion to the voting instructions that are received from Contractowners. Voting instructions to abstain on any proposal will be applied on a pro rata basis to reduce the votes eligible to be cast. A proxy may be revoked at any time before it is voted by sending written revocation, properly executed, to the Fund's Secretary before the Meeting or by attending the Meeting. In addition to the solicitation of proxies by mail, proxies may be solicited by officers and employees of the Fund or its agents or affiliates personally or by telephone.

         The following table indicates the eligible voters with respect to the proposals being presented at the Meeting:

======================================== ===================================== =====================================
Proposal                                                Summary                           Eligible Voters
======================================== ===================================== =====================================
---------------------------------------- ------------------------------------- -------------------------------------
1.  To change the sub-classification     Shareholders are being asked to         Only Contractowners having an
from diversified to non-diversified.     change the sub-classification of        interest in an investment option
                                         their  Portfolio  from  diversified  to
                                         corresponding   to  the   Maxim   Stock
                                         non-diversified,   which  would  permit
                                         Index,  Maxim Value Index,  Maxim their
                                         Portfolio  to,  among  other Index 600,
                                         Maxim Index 400,  Maxim things,  invest
                                         more of its  total  Index  European  or
                                         Maxim  Index  assets  in fewer  issuers
                                         than  it  Pacific   Portfolios  on  the
                                         Record    could   as   a    diversified
                                         Portfolio. Date.
======================================== ===================================== =====================================
---------------------------------------- ------------------------------------- -------------------------------------
2.  To approve a new sub-advisory        Shareholders are being asked to         Only Contractowners having an
agreement appointing Barclays Global     approve a new sub-advisory              interest in an investment option
Fund Advisors as Sub-advisor.            agreement whereby Barclays Global       corresponding to the Maxim Stock
                                         Fund Advisors would provide the         Index, Maxim Growth Index, Maxim
                                         day-to day investment management        Value Index, Maxim Index 600, Maxim
                                         for their Portfolio.                    Index 400, Maxim Index European or
                                                                                 Maxim Index Pacific Portfolios on
                                                                                 the Record Date.
---------------------------------------- ------------------------------------- -------------------------------------
---------------------------------------- ------------------------------------- -------------------------------------
3.  To amend the fundamental             Shareholders are being asked to         Only Contractowners having an
investment limitation concerning         amend the investment limitation         interest in an investment option
securities lending.                      that permits their Portfolio to         corresponding to the Maxim Stock
                                         lend  its  securities  so as to  change
                                         Index,  Maxim Growth Index or Maxim the
                                         percentage amount of their Value Index,
                                         Maxim  Index  600   Portfolio's   total
                                         assets  that  may   Portfolios  on  the
                                         Record  Date.  be loaned from 20% to 33
                                         1/3%.
---------------------------------------- ------------------------------------- -------------------------------------
---------------------------------------- ------------------------------------- -------------------------------------
4.  To amend the fundamental             Shareholders are being asked to         Only Contractowners having an
investment limitation concerning         amend the investment limitation         interest in an investment option
concentration.                           that prohibits their Portfolio from     corresponding to the Maxim Stock
                                         concentrating  its  investments  so  as
                                         Index,  Maxim  Growth  Index,  Maxim to
                                         provide it with the  flexibility  Value
                                         Index,   Maxim  Index  600,   Maxim  to
                                         concentrate  its investments in a Index
                                         400,    Maxim   Index    European   and
                                         particular  industry  or group of Maxim
                                         Index  Pacific  Portfolios   industries
                                         when   its   benchmark   index   is  so
                                         concentrated.
---------------------------------------- ------------------------------------- -------------------------------------





======================================== ===================================== =====================================
Proposal                                                Summary                           Eligible Voters
======================================== ===================================== =====================================
---------------------------------------- ------------------------------------- -------------------------------------
5.  To amend the fundamental             Shareholders are being asked to         Only Contractowners having an
investment limitation  concerning        eliminate the investment limitation     interest in an investment option
investment in securities of other        that prohibits their Portfolio from     corresponding to the Maxim Stock
investment companies.                    investing in other investment           Index, Maxim Growth Index, Maxim
                                         companies so as to provide it with      Value Index, Maxim Index 600, Maxim
                                         the flexibility otherwise permitted     Index 400, Maxim Index European and
                                         by the 1940 Act.                        Maxim Index Pacific Portfolios
---------------------------------------- ------------------------------------- -------------------------------------

         The Board of Directors, including all of the Directors who are not "interested persons" of the Fund, GWCM or, in the case of Proposal 2, Barclays Global Fund Advisors (the "Independent Directors"), recommends that shareholders vote FOR each proposal.

         If the enclosed form of proxy is duly executed and returned in time to be voted at the Meeting, and not subsequently revoked, all shares represented by the proxy will be voted in accordance with the instructions marked thereon. Unmarked proxies received from Contractowners will be voted in favor of the proposals.

         The Board may seek one or more adjournments of the Meeting to solicit additional shareholders, if necessary, to obtain a quorum for the Meeting, or to obtain the required shareholder vote for approval of the proposals. An adjournment would require the affirmative vote of the holders of a majority of the shares present at the Meeting (or an adjournment thereof) in person or by proxy and entitled to vote. If adjournment is proposed in order to obtain the required shareholder vote on a particular proposal, the persons named as proxies will vote in favor of adjournment those shares that they are entitled to vote in favor of such proposal and will vote against adjournment those shares that they are required to vote against such proposal. A shareholder vote may be taken on one or more of the proposals discussed herein prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

         The Fund and the Portfolios will pay no expenses associated with this proxy solicitation. Such expenses will be paid by GWCM. Management of the Fund knows of no other business, other than that set forth in Proposals 1, 2, 3, 4 and 5, which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed Proxy to vote in accordance with their best judgment.

Beneficial Ownership

         Each Portfolio is a separate series of the Fund and is represented by a separate class of common stock. Holders of common stock of each Portfolio on the Record Date will be entitled to one vote for each share held (and fractional votes corresponding to any fractional shares), with no shares having cumulative voting rights.

         As of the Record Date, no persons other than the persons identified in the table below were entitled to provide voting instructions with respect to 5% or more of a Portfolio's outstanding shares. The address of each of these persons is 8515 East Orchard Road, Greenwood Village, Colorado 80111. The number of shares outstanding for each Portfolio, the number of shares of each Portfolio held by these respective entities and the percentage of the total shares outstanding as of February 15, 2001, are set forth in the table below. As of February 15, 2001, the Directors and executive officers of the Fund did not own any shares of the Portfolios.

---------------------- ---------------- ---------------- ------------------ ----------------- -------------- -----------------
Portfolio              Total            FutureFunds      Retirement Plan    FutureFunds II    TNE Series     Maxim
                       Outstanding      Series Account   Series Account     Series Account    (k) Account    Aggressive
                       Shares                                                                                Profile II
                                                                                                             Portfolio

---------------------- ---------------- ---------------- ------------------ ----------------- -------------- -----------------
---------------------- ---------------- ---------------- ------------------ ----------------- -------------- -----------------
Stock Index            303,211.020      180,713,767.92   N/A                100,969,269.66    N/A            N/A
                                        (59.6%)                             (33.3%)
---------------------- ---------------- ---------------- ------------------ ----------------- -------------- -----------------
---------------------- ---------------- ---------------- ------------------ ----------------- -------------- -----------------
Value Index            230,386.371      N/A              N/A                172,559,391.88    27,185,591.78  N/A
                                                                            (74.9%)           (11.8%)
---------------------- ---------------- ---------------- ------------------ ----------------- -------------- -----------------
---------------------- ---------------- ---------------- ------------------ ----------------- -------------- -----------------
Growth Index           177,373.101      11,706,624.67    N/A                135,335,676.06    19,511,041.11  N/A
                                        (6.6%)                              (76.3%)           (11.0%)
---------------------- ---------------- ---------------- ------------------ ----------------- -------------- -----------------
---------------------- ---------------- ---------------- ------------------ ----------------- -------------- -----------------
Index 600              38,033,374       20,271,788.34    3,423,003.66       13,806,114.76     N/A            N/A
                                        (53.3%)          (9.0%)             (36.3%)
---------------------- ---------------- ---------------- ------------------ ----------------- -------------- -----------------
---------------------- ---------------- ---------------- ------------------ ----------------- -------------- -----------------
Index 400              2,966,552        N/A              N/A                N/A               N/A            886,979.39
                                                                                                             (29.6%)
---------------------- ---------------- ---------------- ------------------ ----------------- -------------- -----------------
---------------------- ---------------- ---------------- ------------------ ----------------- -------------- -----------------
Index Pacific          16,736.993       N/A              N/A                12,251,478.88     2,075,387.13   N/A
                                                                            (73.2%)           (12.4%)
---------------------- ---------------- ---------------- ------------------ ----------------- -------------- -----------------
---------------------- ---------------- ---------------- ------------------ ----------------- -------------- -----------------
Index European         13,914,584       N/A              N/A                9,962,842.14      1,739,323      N/A
                                                                            (71.6%)           (12.5%)
---------------------- ---------------- ---------------- ------------------ ----------------- -------------- -----------------


---------------- -------------- -----------------
Maxim            Maxim          GWL&A
Moderately       Moderate
Aggressive       Profile II
Profile II       Portfolio
Portfolio
---------------- -------------- -----------------
---------------- -------------- -----------------
N/A              N/A            N/A

---------------- -------------- -----------------
---------------- -------------- -----------------
N/A              N/A            N/A

---------------- -------------- -----------------
---------------- -------------- -----------------
N/A              N/A            N/A

---------------- -------------- -----------------
---------------- -------------- -----------------
N/A              N/A            N/A

---------------- -------------- -----------------
---------------- -------------- -----------------
503,420.74       305,648.30     1,087,748.38
(16.8%)          (10.2%)        (36.3%)
---------------- -------------- -----------------
---------------- -------------- -----------------
N/A              N/A            N/A

---------------- -------------- -----------------
---------------- -------------- -----------------
N/A              N/A            N/A

---------------- -------------- -----------------





PROPOSAL 1: TO CHANGE THE SUB-CLASSIFICATION FROM DIVERSIFIED TO NON-DIVERSIFIED

         Only eligible shareholders of the following Portfolios are entitled to vote on this proposal: Maxim Stock Index Portfolio; Maxim Value Index Portfolio; Maxim Index 600 Portfolio; Maxim Index 400 Portfolio; Maxim Index European Portfolio; and Maxim Index Pacific Portfolio (each a "Diversified Index Portfolio" and, collectively, the "Diversified Index Portfolios").

         Each  Diversified   Index  Portfolio  is  classified  as  a  management
investment company under the 1940 Act, and sub-classified as open-end and diversified. In order to be a "diversified company" at least 75% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other investment companies, and other securities limited with respect to any one issuer to an amount not greater in value than 5% of the value of the total assets of such company and to not more than 10% of the outstanding voting securities of such issuer. A "non-diversified company" is any management company other than a diversified company and, therefore, has more flexibility to invest its assets in the securities of a single issuer. At the Meeting, shareholders of each Diversified Index Portfolio will be asked to approve a change of its sub-classification from diversified to non-diversified.

         Each  Diversified   Index  Portfolio  seeks  to  track  the  investment
performance of a benchmark index as described below:

Maxim Stock Index Portfolio                Standard & Poor's (S&P) 500 Composite
                                           Stock Price Index and S&P 400  MidCap
                                           Index, weighted according to their
                                           pro rata share of the market

Maxim Index 600 Portfolio                  S&P SmallCap 600 Stock Index

Maxim Index 400 Portfolio                  S&P 400 MidCap Index

Maxim Value Index Portfolio                S&P/BARRA Value Index

Maxim Index Pacific Portfolio              FTSE World (Pacific) Index

Maxim Index European Portfolio             FTSE World (European) Index

         To achieve its objective, each Diversified Index Portfolio generally invests in the stocks of a large number of companies. Market fluctuations, however, can cause the index to be dominated by a small number of companies. Under these circumstances, a Diversified Index Portfolio would be prohibited from acquiring additional shares of those companies if the acquisition would cause the Portfolio to become non-diversified. Consequently, its classification as diversified may impede a Diversified Index Portfolio's ability to track its benchmark index. The Board of Directors has approved the proposed change of the Diversified Index Portfolios' sub-classification from diversified to non-diversified to increase the investment flexibility of each Diversified Index Portfolio and thereby improve the ability of each Diversified Index Portfolio to track its benchmark index when the benchmark index becomes non-diversified.

         Change to non-diversified status would provide each Diversified Index Portfolio the flexibility to enter into more concentrated positions with respect to individual investments to approximately the same extent as its benchmark index. Regardless of whether it is sub-classified as diversified or non-diversified, each Diversified Index Portfolio intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), in order to relieve it of any liability for federal income tax to the extent its earnings are distributed to shareholders. The diversification test under the Code applies at the end of each fiscal quarter and generally requires that at least 50% of the value of total assets be represented by the types of assets that satisfy the 75% asset diversification requirement imposed by the 1940 Act. In addition, no more than 25% of the value of each Diversified Index Portfolio's assets may be invested in the securities of any one issuer. Each Diversified Index Portfolio also intends to maintain the level of diversification necessary under the Code to permit investment by separate accounts that fund variable contracts. When its benchmark index becomes non-diversified, a Diversified Index Portfolio may not be able to track that index as closely as a non-diversified fund. This is so because the Diversified Index Portfolio presently is not permitted to make investments that would make it non-diversified under the 1940 Act. As a non-diversified company, a Diversified Index Portfolio will be better able to meet its investment objective.

Recommendation of the Board of Directors

         At a meeting held on December 14, 2000, the Board of Directors evaluated this proposal. Prior to and during the meeting, the Board of Directors requested information deemed necessary to enable it to determine whether the proposal is in the best interest of each Diversified Index Portfolio and its shareholders. Based upon its review and evaluation of the materials it received, and in consideration of all factors deemed relevant, the Board of Directors determined that this proposal is reasonable and in the best interest of each Diversified Index Portfolio and its shareholders. Accordingly, the Board of Directors, including all of the Independent Directors, voted unanimously to approve the proposal and to recommend to shareholders of each Diversified Index Portfolio that they vote "FOR" the proposed change.

Vote Required

         This proposal will be acted upon separately by each  Diversified  Index
Portfolio. In order for this proposal to be approved for a Diversified Index Portfolio, the affirmative vote of the holders of a majority of the outstanding shares of each of that Portfolio is required. "Majority" for this purpose means:
(a) 67% or more of the outstanding shares present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares, whichever is less. If this proposal is not approved by the shareholders, the Board of Directors will consider other actions that may be taken.

PROPOSAL 2: TO APPROVE A NEW SUB-ADVISORY AGREEMENT APPOINTING BARCLAYS GLOBAL FUND ADVISORS AS SUB-ADVISOR

         Eligible shareholders of each Portfolio are entitled to vote on this proposal.

         The Board of Directors, including the Independent Directors, has approved, and recommends that the shareholders of each Portfolio approve, a proposal to adopt a new sub-advisory agreement (the "Barclays Sub-Advisory Agreement") for each Portfolio in substantially the same form as attached hereto in Exhibit A.

         Currently, GW Capital Management, LLC ("GWCM") provides day-to-day investment management for each Portfolio. It is proposed that Barclays Global Fund Advisors ("Barclays") be appointed as sub-advisor to provide the day-to-day management responsibilities for the Portfolios according to the terms and conditions of the Barclays Sub-Advisory Agreement attached hereto as Exhibit A. GWCM will continue to be responsible for the overall management of each Portfolio and will continue to provide all the services it is obligated to provide to each Portfolio other than the services described in the Barclays Sub-Advisory Agreement. The services provided by Barclays will be subject to review by GWCM and the Fund's Board of Directors.

Description of Barclays Sub-Advisory Agreement

         If the Barclays Sub-Advisory Agreement is approved, the total operating expense ratios for the Portfolios will not increase. The Proposed Barclays Sub-Advisory Agreement, in brief provides that:

o GWCM will pay Barclays a portion of the investment management fee that GWCM receives from the Fund with respect to each Portfolio (as more fully described in the Barclays Sub-Advisory Agreement) as follows: For the Maxim Stock Index, Index 600, Index 400, Growth Index and Value Index Portfolios - - first $2.250 billion of average daily net assets- 0.03%; next $1.000 billion - 0.02%; over $3.250 billion - 0.01%. For the Maxim Index European and Index Pacific Portfolios - - first $200 million - 0.10%; next $100 million - 0.08%; next 200 million - 0.05%; over $500 million 0.03%.
o Barclays will manage the Portfolios' investments and otherwise determine what investments each such Portfolio will purchase, retain and sell.
o             Barclays will select brokers to effect trades for the  Portfolios.
              Barclays may select Barclays Global Investor Services, a Barclays' affiliate, to effect such trades in accordance with procedures adopted by the Board of Directors.
o Barclays will maintain certain books and records on behalf of the Portfolios.
o Barclays will provide regular reports to GWCM and the Board with respect to the implementation of the approved overall investment plan for each Portfolio and any other activities in connection with the management of the assets of each Portfolio.
o GWCM and Barclays will arrange an administrative process which permits GWCM to appropriately reflect the transactions, positions and obligations of each Portfolio in the determination by GWCM of the daily value of each Portfolio.

  Information About Barclays

         Barclays  is  one  of  the  largest  managers  of  index-style   pooled
investment vehicles in the world with approximately $800 billion under management. Barclays is registered with the SEC as an investment adviser and is a wholly-owned subsidiary of Barclays Global Investors, N.A. ("BGI"), a national banking association organized under the laws of the United States. The address for Barclays and BGI is 45 Fremont Street, San Francisco, CA 94105. The table below lists the name, address and principal occupation of the principal executive officers and each director of Barclays.

  Name                          Title
  ----------------------------- ---------------------------------------
  Andrea Zulberti               Director
  Patricia Dunn                 Director and Managing Director
  Garrett F. Bouton             Chairman and Chief Executive Officer

Each of the above persons is an employee of Barclays and BGI, and their business address is: 45 Fremont Street, San Francisco, CA 94105.

Reasons for the Proposal

         GWCM has proposed the designation of Barclays as sub-adviser for each Portfolio in order to take advantage of Barclays' experience and expertise as managers of index-styled pools. As of December 31, 2000, Barclays and its affiliates managed over $800 billion in assets and, Barclays itself managed $21 billion. GWCM believes efficiencies of scale may be achieved by utilizing
Barclays' resources in implementing the overall investment plan for each Portfolio. These efficiencies include the potential to more closely track the benchmark indexes of the Portfolios and, therefore, enhance investment performance. As well, as such a large manager of index-styled mutual funds, Barclays personnel are well-positioned to provide or obtain such services as may be necessary in managing, acquiring and disposing of investments on behalf of the Portfolios, consulting as appropriate with GWCM, and to perform research and obtain and evaluate the economic, statistical and financial data relevant to the investment policies of the Portfolios.

Barclays' Securities Lending Program

         The Board considered that if shareholders approve this Proposal 2, it is currently intended that BGI will serve as the securities lending agent for the Portfolios. The Fund, Barclays and BGI currently intend to seek exemptive relief from the SEC to permit BGI to receive a fee for providing such services to the Securities Lending Portfolios. If the requested relief is granted, BGI will be compensated as lending agent based on a percentage of the revenue generated by a Fund's participation in the Program. The Board of Directors will obtain competing quotes with respect to lending agent fees to assist the Board in making the following findings: that (i) the contract with BGI is in the best interest of the Fund and its shareholders; (ii) the services performed by BGI are required for the Fund; (iii) the nature and quality of the services provided by BGI are at least equal to those provided by others offering the same or similar services; and (iv) the fees for BGI's services are fair and reasonable in light of the usual and customary charges imposed by others for services of the same nature and quality. As well, the contract with BGI for lending agent services will be reviewed at least annually and will be approved for continuation only if a majority of the Board (including a majority of Disinterested Directors) makes the foregoing findings. There is no guarantee that the SEC will grant the requested relief.

Other Matters Considered by the Board

         The proposal concerning the Barclays Sub-Advisory Agreement was approved by the Board of Directors of the Fund, and all the Independent Directors, on December 14, 2000. The Board received materials relating to the proposed Barclays Sub-Advisory Agreement in advance of the meeting at which the Barclays Sub-Advisory Agreement was considered, and had the opportunity to ask questions and request further information in connection with such consideration. The Directors considered information about, among other things:

o             Barclays and its personnel, resources and investment process;
o the advisory fee rates payable to Barclays by GWCM and by other funds and client accounts managed or sub-advised by Barclays, and payable by similar funds managed by other advisers (Exhibit B to this Proxy Statement contains information about the fees paid to Barclays by other funds managed or sub-advised by Barclays that have investment objectives similar to the Portfolios');
o the total expense ratios of the Portfolios and of similar funds managed by other advisers; and
o Barclays' practices regarding the selection and compensation of brokers and dealers that will execute portfolio transactions for the Portfolios.
o Barclays experience and expertise as managers of index style mutual funds and the fact that efficiencies of scale may be achieved by utilizing the resources of Barclays to implement the overall investment plan for each Portfolio including the potential to more closely track the respective benchmark indexes of the Portfolios and, therefore, enhance investment performance.

         After considering all information deemed necessary, the Board determined that the proposal is in the best interest of each Portfolio and its shareholders. Accordingly, the Board of Directors, including all of the Independent Directors, voted unanimously to approve the proposal and to recommend to shareholders of each Portfolio that they vote "FOR" the proposed Barclays Sub-Advisory Agreement.

Information About the Current Investment Advisory Agreement and GWCM

     GWCM is a wholly-owned subsidiary of GWL&A. GWL&A is indirectly wholly-owned by Great-West Lifeco Inc., a holding company. Great-West Lifeco Inc. is in turn an 80.2% owned subsidiary of Power Financial Corporation, a financial services company. Power Corporation of Canada, a holding and management company, has indirect ownership of 67.4% of Power Financial Corporation. Mr. Paul Desmarais, through a group of private holding companies, which he controls, has voting control of Power Corporation of Canada.

     The table below lists the name and principal occupation of each officer and director of GWCM. The business address for each of these persons is: 8515 East Orchard Road, Greenwood Village, Colorado 80111.

S. Mark Corbett          Manager, GWCM; Senior Vice President, Investments, GWL&A
Mitchell T.G. Graye      Manager, GWCM; Executive Vice President and Chief Financial Officer, GWL&A
Wayne Hoffmann           Manager, GWCM; Senior Vice President, Investments, GWL&A.
James D. Motz            Manager, GWCM; Executive Vice President, Employee Benefits, GWL&A
Douglas L. Wooden        Manager and President, GWCM; Executive Vice President, Financial Services, GWL&A
David G. McLeod          Treasurer, GWCM; Vice President, Investment Administration, GWL&A
Beverly A. Byrne         Secretary, GWCM; Vice President, Counsel and Associate Secretary, GWL&A

Mr. Graye is also a member of the Fund's Board of Directors. Mr. McLeod is Treasurer of the Fund and Ms. Byrne is Secretary of the Fund. No officer or director of the Fund has any securities or other material direct or indirect interest in GWCM or GWL&A. William T. McCallum, Director and President of the Fund is President and Chief Executive Officer of GWL&A and Co-President of Great-West Lifeco Inc. Glen R. Derback, Controller of the Fund is Vice President and Controller of GWL&A; Bruce A. Burrey, Assistant Controller of the Fund is Corporate Controller, GWL&A; and, Bruce Hatcher, Assistant Treasurer of the Fund is Manager, GWL&A. Messrs. McCallum, Graye, Motz, Wooden, Corbett, Hoffmann, Derback and McLeod and Ms. Byrne have been granted stock options in Lifeco stock. Messrs. Wooden and McCallum currently own stock in Power Financial Corporation and Messrs. Graye and Wooden have been granted stock options in Power Financial Corporation stock. No other officer or director of the Fund has any other material direct or indirect interest in Great-West Lifeco or Power Financial Corporation.

         The investment advisory agreement between the Fund and GWCM became effective on December 5, 1997 for the Maxim Stock Index, Maxim Index 600, Maxim Index 400, Maxim Value and Maxim Growth Index Portfolios and effective on July 26, 1999 for the Maxim Index European and Maxim Index Pacific Portfolios. The Agreement will remain in effect until April 1, 2001, and will continue in effect from year to year if approved annually by the Board of Directors including the vote of a majority of the Directors who are not parties to the Agreement or interested persons of any such party, or by vote of a majority of the outstanding shares of the affected Portfolio.

         Under the terms of investment advisory agreement with the Fund, GWCM provides the Fund with all necessary office facilities and personnel for servicing the Portfolios' investments, compensates all officers of the Fund and all Directors who are "interested persons" of the Fund or of GWCM, and all personnel of the Fund or GWCM performing services relating to research, statistical and investment activities. In addition, GWCM, subject to the supervision of the Board of Directors, provides the management and administrative services necessary for the operation of the Fund. These services include providing facilities for maintaining the Fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the Fund's records and the registration of the Fund's shares under federal securities laws and making necessary filings under state securities laws;
developing management and shareholder services for the Fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Directors. GWCM also is authorized to retain sub-advisers to provide day-to-day investment management for the Portfolios. For these services, GWCM is compensated as follows: For the Maxim Stock Index, Index 600, Index 400, Growth Index and Value Index Portfolios - 0.60% of average daily net assets; for the Maxim Index European and Maxim Index Pacific Portfolios - 1.00% of average daily net assets. During fiscal year 2000, GWCM was paid the following investment advisory fees for the Portfolios: Maxim Stock Index - $6,693,369.31; Maxim Index 600 - $166,023.26; Maxim Index 400 - $101,373.37; Maxim Value Index - $2,250,170.41;
Maxim Growth Index - $2,601,295.23; Maxim Index European - $1,663,251.92; Maxim Index Pacific - $1,937,522.78.

Vote Required

         This proposal will be acted upon separately by each Portfolio. In order for this proposal to be approved for a Portfolio, the affirmative vote of the holders of a majority of the outstanding shares of that Portfolio is required. "Majority" for this purpose means: (a) 67% or more of the outstanding shares present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares, whichever is less. If this proposal is not approved by the shareholders, GWCM will continue to manage the Portfolios' daily investment activities and the Board of Directors will consider other actions that may be taken.

PROPOSAL 3: TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING SECURITIES LENDING

         Only eligible shareholders of the following Portfolios are entitled to vote on this proposal: Maxim Stock Index Portfolio; Maxim Growth Index Portfolio; Maxim Value Index Portfolio; and Maxim Index 600 Portfolio (each a "Securities Lending Portfolio" and, collectively, the "Securities Lending Portfolios").

         Section 8(b)(1) of the 1940 Act requires a mutual fund to state in its registration statement its policy relating to, among other things, making loans to other persons. The Securities Lending Portfolios have been operating under the following fundamental investment limitation concerning making loans of their portfolio securities (the "Securities Lending Limitation"):

         Each [Securities Lending] Portfolio will not lend its portfolio securities in excess of 20% of its total assets, taken at market value at the time of the loan.

         The Directors recommend that shareholders vote to amend the Securities Lending Limitation to allow each Securities Lending Portfolio to lend its portfolio securities in an amount up to 33 1/3% of its total assets, including collateral for securities loaned by the Securities Lending Portfolio.

         A Securities Lending Portfolio earns investment income when it loans its portfolio securities because the borrower is required to pay a stated rate of interest or a flat fee to the Securities Lending Portfolio. Each Securities Lending Portfolio's securities lending arrangements are designed to avoid any impingement with its investment process. Thus, securities lending enables a Securities Lending Portfolio to bring in additional investment income without having to modify management of the Portfolio.

         If shareholders approve this proposal, each Securities Lending Portfolio will have greater investment flexibility to determine the amount of portfolio securities it may lend to other persons. At present, the Securities Lending Limitation is more restrictive than the SEC allows. Current interpretations of the SEC permit a mutual fund to lend securities in amounts up to 33 1/3% of its total assets, including the amount of collateral received for securities loaned by the fund. This proposal, if approved, will simply give the Securities Lending Portfolios the flexibility that the SEC presently allows to all mutual funds. Also, it will give the Securities Lending Portfolios the opportunity to earn additional investment income. Because many other mutual funds have the authority to lend portfolio securities up to the 33 1/3% limit allowed by the SEC, the Securities Lending Portfolios may be at a competitive disadvantage. Furthermore, continuing to adhere to the 20% limit could impair the ability of the Securities Lending Portfolios to respond competitively to future market developments.

         The Securities Lending Portfolios will continue to lend their securities in accordance with their understanding of current law. Each Securities Lending Portfolio will lend securities only on a fully collateralized basis and only to borrowers deemed by the Securities Lending Portfolio's investment adviser, or, sub-adviser (if shareholders approve Proposal 2), to be of sound financial standing. While any such loan is outstanding, it would generally be secured by collateral in the form of cash, securities issued or guaranteed by the U.S. government or other cash equivalents, equal at all times to at least 100% of the current market value of the loaned securities plus, if applicable, accrued interest. All such loans can be terminated at any time by the Securities Lending Portfolio (entitling the Securities Lending Portfolio to the return of the loaned securities at the end of the customary settlement period for the type of securities loaned). Securities lending arrangements are structured so that a Securities Lending Portfolio retains rights of ownership over the loaned securities, including rights to dividends, interest or other distributions on the loaned securities. The Securities Lending Portfolios generally reserve the right to vote proxies relating to loaned securities or may terminate a loan in order to vote a proxy.

         Approval of the proposed Securities Lending Limitation is not expected to significantly affect the way the Securities Lending Portfolios are managed and is not likely to have an impact on the investment techniques employed by the Securities Lending Portfolios.

Recommendation of the Board of Directors

         At a meeting held on December 14, 2000, the Board of Directors evaluated this proposal. Prior to and during the meeting, the Board of Directors requested information it deemed necessary to determine whether the proposal is in the best interest of each Securities Lending Portfolio and its shareholders. Based upon its review and evaluation of the materials it received and in consideration of all factors deemed relevant, in particular, the fact that the current Securities Lending Limitation is more stringent than the limitation generally imposed on mutual funds pursuant to current interpretations of the SEC and that the Securities Lending Portfolios may be competitively disadvantaged by the current Securities Lending Limitation, the Board of Directors concluded that this proposal is in the best interest of each Securities Lending Portfolio and its shareholders. Accordingly, the Board of Directors, including all of the Independent Directors, voted unanimously to approve the proposal and to recommend to shareholders of each Securities Lending Portfolio that they vote FOR the proposal.

Vote Required

         This proposal will be acted upon separately by each Securities Lending Portfolio. In order for this proposal to be approved for a Securities Lending Portfolio, the affirmative vote of the holders of a majority of the outstanding shares of that Securities Lending Portfolio is required. "Majority" for this purpose means: (a) 67% or more of the outstanding shares present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares, whichever is less. If the proposal is not approved, the Board of Directors will consider other actions that may be taken.

PROPOSAL  4:  TO  AMEND  THE  FUNDAMENTAL   INVESTMENT   LIMITATION   CONCERNING
CONCENTRATION OF INVESTMENTS

         Eligible shareholders of each Portfolio are entitled to vote on this proposal.

         Section 8(b)(1) of the 1940 Act requires a mutual fund to state in its registration statement its policy relating to, among other things, concentrating investments in a particular industry or group of industries. The Portfolios have been operating under the following fundamental investment limitation concerning concentration of investments (the "Concentration Limitation"):

     Each Portfolio will not invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry; utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone will be considered a separate industry for purposes of this restriction; provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

The Directors recommend that shareholders vote to amend the current Concentration Limitation to allow each Portfolio to concentrate its investments in a particular industry or group of industries when the index whose performance the Portfolio seeks to track is concentrated in that industry or group of industries.

         The 1940 Act does not define what constitutes concentration. However, the staff of the SEC takes the position that investment of more than 25% of a mutual fund's assets in an industry constitutes concentration. A mutual fund can change its concentration status without shareholder approval only if the fund's registration statement clearly describes, in as much detail as practicable, the circumstances under which the fund may concentrate its investments.

         As index funds, each Portfolio's investments consist primarily of the securities that comprise its benchmark index. There may be times when the Portfolio's benchmark index is concentrated in a particular industry or group of industries. In these circumstances, the Portfolio would need the investment flexibility to concentrate in that industry. Under the current Concentration Limitation, a Portfolio would not be able to concentrate in an industry even though its benchmark index is so concentrated.

         If shareholders approve this proposal, the current Concentration Limitation will be amended to clarify that each Portfolio may concentrate its investments in a particular industry or group of industries to approximately the same extent as its benchmark index if its benchmark industry is so concentrated. In addition, by using the term "concentrate" instead of the phrase "invest more than 25%," the amendment would provide the Portfolios with the flexibility to respond if the staff of the SEC reinterprets the term "concentration." The amendment would be effected by adding the following, or substantially similar, language to the end of the current Concentration Limitation:

         Notwithstanding the foregoing, each Index Portfolio may concentrate its investments in a particular industry or group of industries to approximately the same extent as its benchmark index if its benchmark index (as described in the Index Portfolio's current prospectus) is so concentrated; for purposes of this limitation, whether an Index Portfolio is concentrating in an industry or group of industries shall be determined in accordance with the Investment Company Act of 1940 and as interpreted or modified from time to time by any regulatory or judicial authority having jurisdiction.

Recommendation of the Board of Directors

         At a meeting held on December 14, 2000, the Board of Directors evaluated this proposal. Prior to and during the meeting, the Board of Directors requested information it deemed necessary to determine whether the proposal is in the best interest of each Portfolio and its shareholders. Based upon its review and evaluation of the materials it received and in consideration of all factors deemed relevant, in particular, the fact that the proposed Concentration Limitation, in the view of the Portfolios' investment adviser, clearly discloses the specific conditions under which each Portfolio would change from concentrating to not concentrating and would provide each Portfolio with the flexibility needed to track its benchmark index, the Board of Directors concluded that this proposal is in the best interest of each Portfolio and its shareholders. Accordingly, the Board of Directors, including all of the Independent Directors, voted unanimously to approve the proposal and to recommend to shareholders of each Portfolio that they vote FOR the proposal.

Vote Required

This proposal will be acted upon separately by each Portfolio. In order for this proposal to be approved for a Portfolio, the affirmative vote of the holders of a majority of the outstanding shares of that Portfolio is required. "Majority" for this purpose means: (a) 67% or more of the outstanding shares present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares, whichever is less. If the proposal is not approved, the Board of Directors will consider other actions that may be taken.

     PROPOSAL 5: TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING INVESTMENT IN SECURITIES OF OTHER INVESTMENT COMPANIES

         Eligible shareholders of each Portfolio are entitled to vote on this proposal.

         The Portfolios have been operating under the following fundamental investment limitation concerning investing in securities issued by other investment companies (the "Investment Company Limitation"):

         Each Portfolio will not purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved, and only if immediately thereafter not more than 10% of such Portfolio's total assets, taken at market value, would be invested in such securities.

         The Investment Company Limitation is not required to be fundamental under the 1940 Act and the Directors recommend that shareholders vote to eliminate it. The Investment Company Limitation is more restrictive than the 1940 Act allows. Eliminating the Investment Company Limitation would permit each Portfolio to invest in other investment companies to the extent permitted by the 1940 Act or any SEC exemptive rule or order upon which the Portfolio may rely. The purpose of this proposal is to provide each Portfolio with the maximum flexibility permitted by law to pursue its investment objective.

         The ability of a Portfolio to invest in other investment companies is restricted by Section 12(d)(1) of the 1940 Act. Generally, a fund is prohibited from acquiring more than 3% of the outstanding voting stock of another investment company, investing more than 5% of its assets in another investment company, or investing more than 10% of its assets in all other investment companies. If shareholders vote to eliminate the Investment Company Limitation, each Portfolio would be subject to these 1940 Act restrictions, absent exemptive or other relief from the SEC.

         Elimination of the Investment Company Limitation is not expected to have an impact on the day-to-day management of the Portfolios. If the proposal is approved, the Portfolios intend to invest in one or more money market funds for cash management purposes.

Recommendation of the Board of Directors

         At a meeting held on February 9, 2001, the Board of Directors evaluated this proposal. Prior to and during the meeting, the Board of Directors requested information it deemed necessary to determine whether the proposal is in the best interest of each Portfolio and its shareholders. Based upon its review and evaluation of the materials it received and in consideration of all factors deemed relevant, in particular, that the Investment Company Limitation is more stringent than the limitations generally imposed on mutual funds by the 1940 Act, that the Portfolios would continue to be subject to those 1940 Act limitations and that elimination of the Investment Company Limitation would permit the Portfolios to use money market funds for cash management purposes, the Board of Directors concluded that this proposal is in the best interest of each Portfolio and its shareholders. Accordingly, the Board of Directors, including all of the Independent Directors, voted unanimously to approve the proposal and to recommend to shareholders of each Portfolio that they vote FOR the proposal.

Vote Required

This proposal will be acted upon separately by each Portfolio. In order for this proposal to be approved for a Portfolio, the affirmative vote of the holders of a majority of the outstanding shares of that Portfolio is required. "Majority" for this purpose means: (a) 67% or more of the outstanding shares present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares, whichever is less. If the proposal is not approved, the Board of Directors will consider other actions that may be taken.


                             ADDITIONAL INFORMATION

Shareholder Proposals

         The Fund does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders must be received by the Fund in writing a reasonable amount of time before the Fund solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting.

     The Fund will furnish, without charge, a copy of the 2001 annual report and the June 30, 2000 semi-annual report upon request to: Mr. Tim Dombrowsky, 8515 East Orchard Road, Greenwood Village, Colorado 80111; (800) 537-2033, ext. 4538.

                             BY ORDER OF THE BOARD OF DIRECTORS,

                             /s/ Beverly A. Byrne

                             Beverly A. Byrne
                             Secretary

                                    EXHIBIT A

                                     Form of
                             SUB-ADVISORY AGREEMENT

         SUB-ADVISORY AGREEMENT (herein "the Agreement" or "this Agreement") made this day of , 2001 by and between G W Capital Management, LLC, a Colorado limited liability company registered as an investment adviser under the Investment Advisers Act of 1940 ("the Adviser"), Barclays Global Fund Advisors , a corporation organized under the laws of California , registered as an investment adviser under the Investment Advisers Act of 1940 ("the Sub-adviser"), and Maxim Series Fund, Inc., a Maryland corporation ("the Fund"), this Agreement embodying the arrangement whereby the Sub-adviser will act as an investment adviser to the portfolios of the Fund (the "Portfolios") listed in Schedule A attached hereto and commencing on the dates specified therein, as such Schedule may be amended from time to time by mutual written agreement, in conjunction with the Adviser, as follows:

                                    ARTICLE I
                                    Preamble
         The Fund entered into an Investment Advisory Agreement with the Adviser, a copy of which has been provided to the Sub-adviser. This advisory agreement and all amendments thereto are hereinafter referred to as "the GW Agreement". In the GW Agreement, the Adviser agreed to act as adviser to and manager of the Fund. In that capacity it agreed to manage the investment and reinvestment of the assets of any portfolio of the Fund in existence or created in the future and to administer the Fund's affairs. The Adviser wishes to obtain assistance with respect to its aforesaid advisory and management role with respect to the Portfolios only to the extent described herein, and the Fund by this Agreement agrees to such arrangement.

                                   ARTICLE II
                            Duties of the Sub-adviser
         The Adviser hereby employs the Sub-adviser to act with the Adviser as investment advisers to and managers of the Portfolios, and, subject to the review of the Board of Directors of the Fund ("the Board"), to manage the investment and reinvestment of the assets of the Portfolios and to administer its affairs, for the period and on the terms and conditions set forth in this Agreement. The Sub-adviser hereby accepts such employment and agrees during such period, at its own expense to render the services and to assume the obligations herein set forth for the compensation provided for herein. The Sub-adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized by this Agreement or otherwise, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

         A. Investment Sub-Advisory Services. In carrying out its obligations to assist in managing the investment and reinvestment of the assets of the Portfolios, the Sub-adviser shall, when appropriate and consistent with the limitations set forth in Section B hereof:

                  (a)      perform  research and obtain and evaluate  pertinent
         economic, statistical, and financial data relevant to the investment relevant to the investment policies of the Portfolios;
                  (b) consult with the Adviser and with the Board and furnish to the Adviser and the Board recommendations with respect to an overall investment plan for the Portfolios for approval, modification, or rejection by the Board;
                  (c) seek  out  specific  investment  opportunities  for  the
         Portfolios consistent with an overall investmetn plan approved by the Adviser and the Board;
                  (d) take such steps as are  necessary to implement any overall investment plan approved by the Board for the Portfolios including making and carrying out decisions to acquire or dispose of permissible investments as set forth in the Fund's Registration Statement, management of investments and any other property of the Portfolios and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments, consulting as appropriate with the Adviser;
                  (e) regularly report to the Adviser and the Board with respect to the implementation of any approved overall investment plan and any other activities in connection with management of the assets of the Portfolios;
                  (f)  communicate as  appropriate  to the Adviser  adequate and
         timely   information  on  investment   related   activity   within  the
         Portfolios, including, but not limited to purchases, sales and contractual commitments ;
                  (g) arrange with the  applicable  broker or dealer at the time of the purchase or sale of investments or other assets of the Portfolios for the appropriate delivery of the investment or other asset;
                  (h) report  monthly in  writing to the  Adviser  and report at least annually in person to the Board with respect to the implementation of the approved investment plan and any other activities in connection with management of the assets of the Portfolios;
                  (i)maintain all records,  memoranda,  instructions  or
         authorizations relating to the acquisition or disposition of investments or other assets of the Portfolios required to be maintained by Sub-adviser;
                  (j) arrange with the Adviser an  administrative  process which permits the Adviser to appropriately reflect in its daily determination of unit values, the transactions, positions and obligations of the Portfolios resulting from the investment management services provided to the Portfolios;
                  (k)      vote all shares held by the Portfolios.

         In connection with the rendering of the services required to be provided by the Sub-adviser under this Agreement, the Sub-adviser may, to the extent it deems appropriate and subject to compliance with the requirements of applicable laws and regulations, and upon receipt of written approval of the Fund, make use of its affiliated companies, if any, and their employees; provided that the Sub-adviser shall supervise and remain fully responsible for all such services in accordance with and to the extent provided by this Agreement.

         It is understood that any information or recommendation supplied by the Sub-adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser in connection with the Portfolios.

         The Adviser will continue to provide all of the services described in the GW Agreement other than the services described above which have been delegated to the Sub-adviser in this Agreement.

         If, in the judgment of the Sub-adviser, the Portfolios would be benefited by supplemental investment research from other persons or entities, outside the context of brokerage transactions referred to in Article IV hereof, the Sub-adviser is authorized to obtain, and pay at its own expense, for such information.

         B. Limitations on Advisory Services. The Sub-adviser shall perform the services under this Agreement subject to the review of the Adviser and the Board and in a manner consistent with the investment objectives, policies, and restrictions of the Portfolios and/or Fund as stated in its Registration Statement, as amended from time to time, filed with the Securities and Exchange Commission, its Articles of Incorporation and Bylaws, as amended from time to time, and the provisions of the Investment Company Act of 1940, as amended.

         The Fund has furnished or will furnish the Sub-adviser with copies of the Fund's Registration Statement, Prospectus, Articles of Incorporation, and Bylaws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-adviser with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-adviser will be entitled to rely on all documents furnished by the Fund.

                                   ARTICLE III
                         Compensation of the Sub-adviser

         A. Investment Advisory Fee. The Adviser, and not the Fund, will pay on the last day of each month as monthly compensation to the Sub-adviser for the services rendered by the Sub-adviser with respect to the Portfolios, as described in Schedule B attached hereto, as such Schedule may be amended from time to time by mutual written agreement.

         Payment to the Sub-adviser will be made monthly by the Adviser based on the average daily net assets of the Portfolios during each month. If this Agreement is terminated, the payment shall be prorated to the effective date of termination.

         B. Allocation of Expenses. The Sub-adviser shall be responsible for all expenses incurred in performing the services set forth in Article II hereof. These expenses include only the costs incurred in providing sub-advisory services pursuant to this Agreement (such as compensating and furnishing office space for officers and employees of the Sub-adviser connected with investment and economic research, trading, and investment management of the Portfolio). As described in the GW Agreement, the Fund and/or the Adviser pays all other expenses incurred in the operation of the Portfolios and all of its general administrative expenses. The Subadviser shall not be responsible for the following expenses of the Fund: organization and certain offering expenses of the Fund (including out-of-pocket expenses, but not including the Subadviser's overhead and employee costs); fees payable to the Subadviser and to any other Fund advisers or consultants; legal expenses; auditing and accounting expenses; interest expenses; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by or with respect to the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund's Administrator or of any transfer agent, registrar, or dividend disbursing agent of the Fund; payments to the Administrator for maintaining the Fund's financial books and records and calculating its daily net asset value; other payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates; other expenses in connection with the issuance, offering, distribution or sale of securities issued by the Fund; expenses relating to investor and public relations; expenses of registering and qualifying shares of the Fund for sale; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Fund, or of entering into other transactions or engaging in any investment practices with respect to the Fund; expenses of printing and distributing prospectuses, Statements of Additional Information, reports, notices and dividends to stockholders; costs of stationery or other office supplies; any litigation expenses; and costs of stockholders' and other meetings.

                                   ARTICLE IV
                      Portfolio Transactions and Brokerage
         The Sub-adviser agrees to determine the securities to be purchased or sold by the Portfolios, subject to the provisions of Article II regarding coordination with and supervision by the Adviser and the Fund's Board of Directors, and to place orders pursuant to its determinations, either directly with the issuer, with any broker dealer or underwriter that specializes in the securities for which the order is made, or with any other broker or dealer selected by the Sub-adviser, subject to the following limitations.

         The Sub-adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Portfolios and will use its best efforts to obtain the most favorable net results and execution of the Portfolios' orders, taking into account all appropriate factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of the transaction.

         The Sub-adviser is specifically authorized to allocate brokerage and principal business to firms that provide such services or facilities and to cause the Fund to pay a member of a securities exchange or any other securities broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such services are defined in Section 28(e) of the Securities Exchange Act of 1934) provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Sub-adviser's over-all responsibilities with respect to the accounts as to which it exercises investment discretion (as that term is defined in Section 3(a)(35) of the Securities Exchange Act of 1934). The Sub-adviser shall regularly report to the Adviser and the Board with respect to the brokerage commissions incurred by the Portfolios for the purchases and sales of its portfolio securities. The Adviser and the Board will review the amount of such brokerage commissions and consult with the Sub-adviser in that regard.

         Subject to the above requirements and compliance with the provisions of the Investment Company Act of 1940, the Securities and Exchange Act of 1934, other applicable provisions of law, and the terms of any exemption(s) therefrom, nothing shall prohibit the Sub-adviser from selecting brokers or dealers with which it or the Fund are affiliated.

                                    ARTICLE V
                          Activities of the Sub-adviser
         The services of the Sub-adviser to the Fund under this Agreement are not to be deemed exclusive and the Sub-adviser will be free to render similar services or other services to others so long as the Sub-adviser fulfills its rights and obligations under this Agreement. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Sub-adviser, as directors, officers, employees or shareholders or otherwise, and that directors, officers, employees or shareholders of the Sub-adviser are or may become similarly interested in the Fund, and that the Sub-adviser is or may become interested in the Fund as shareholder or otherwise.

         It is agreed that the Sub-adviser may use any supplemental investment research obtained for the benefit of the Portfolios in providing investment advice to its other investment advisory accounts. The Sub-adviser or its affiliates may use such information in managing their own accounts. Conversely, such supplemental information obtained by the Sub-adviser for the benefit of the Sub-adviser or other entities advised by the Sub-adviser may be considered by and may be useful to the Sub-adviser in carrying out its obligations to the Fund.
         Securities held by the Portfolios may also be held by separate accounts or other mutual funds for which the Sub-adviser or its affiliates act as an adviser or sub-adviser, or by the Sub-adviser or its affiliates. Because of different investment objectives or other factors, a particular security may be bought by the Sub-adviser or its affiliates or for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Portfolios or other entities for which the Sub-adviser or its affiliates act as investment adviser or sub-adviser or for their advisory clients arise for consideration at or about the same time, the Fund agrees that the Sub-adviser may make transactions in such securities, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Sub-adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Fund recognizes that there may be an adverse effect on price.

         It is agreed that, on occasions when the Sub-adviser deems the purchase or sale of a security to be in the best interests of the Portfolios as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be so sold or purchased for other accounts or companies in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolios and to such other accounts or companies. The Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Portfolios.

                                   ARTICLE VI
                         Effectiveness of the Agreement
The Agreement shall not become effective (and the Sub-adviser shall not serve or act as hereunder) unless and until it is approved by the Board of Directors of the Fund including a majority of directors who are not parties to this Agreement or interested persons of any such party to this Agreement, and by a majority of the shareholders of each of the Portfolios.

                                   ARTICLE VII
                        Term of the Agreement; Amendment
         The Agreement shall remain in effect until two years from the date first above-written and shall continue so long as such continuance is annually approved thereafter (a) by the vote of a majority of the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of each of the Portfolios, and (b) by the vote of a majority of the members of the Board, who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the Board shall request and evaluate, and the Sub-adviser shall furnish, such information as may be reasonably necessary to evaluate the terms of this Agreement. This Agreement:
         (a) shall not be terminated by the Sub-adviser without sixty days prior written notice;
         (b) shall be subject to termination, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of each of the Portfolios, on sixty days written notice to the Sub-adviser;
         (c) may be amended only by a written instrument signed by the Fund on behalf of , the Adviser and the Sub-adviser; provided that no material amendment of this Agreement shall be effective without specific approval of such amendment by (i) the Board, including a majority of those directors who are not parties to this Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the outstanding shares of each of the Portfolios; and
         (d)      shall automatically terminate upon assignment by either party.

                                  ARTICLE VIII
                                  Recordkeeping
         The Sub-adviser agrees that all accounts and records which it maintains for the Portfolios shall be the property of the Fund and that it will surrender promptly to the designated officers of the Fund any or all such accounts and records upon request. The Sub-adviser further agrees to preserve for the period prescribed by the rules and regulations of the Securities and Exchange Commission all such records as are required to be maintained pursuant to said rules. The Sub-adviser also agrees that it will maintain all records and accounts regarding the investment activities of the Fund in a confidential manner; provided, however, that the Sub-adviser may make such records and accounts available to its legal counsel and independent auditors. All such accounts or records shall be made available, within five (5) business days of the request, to the Fund's accountants or auditors during regular business hours at the Sub-adviser's offices upon reasonable prior written notice; provided, however, that the Sub-adviser shall be permitted to keep such records or copies thereof for such periods of time as are necessary to comply with the rules and regulations of the Securities and Exchange Commission or other applicable provisions of state or federal law. In addition, the Sub-adviser will provide any materials, reasonably related to the investment sub-advisory services provided hereunder, as may be reasonably requested in writing by the directors or officers of the Fund or as may be required by any governmental agency or self-regulatory organization having jurisdiction.

                                   ARTICLE IX
                          Liability of the Sub-adviser
         In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Sub-adviser or its officers, directors, employees, controlling persons, shareholders, and any other person or entity affiliated with the Sub-adviser, neither the Sub-adviser nor any of its officers, directors, employees, controlling persons, shareholders or any other person or entity affiliated with the Sub-adviser shall be subject to liability to the Fund or to any shareholder or the Adviser for any act or omission in the course of, or connected with, rendering services pursuant to this Agreement, including without limitation any error of judgment or mistake of law or for any loss suffered by the Fund or any shareholder in connection with the matters to which this Agreement relates. The federal securities laws impose liabilities under certain circumstances on persons who act in good faith and, therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Fund or any shareholder of the Fund may have under any federal securities laws. The Sub-adviser shall not be liable for the acts and omissions of any independent contractor used by it nor for those of any bank, trust company, broker or other person with whom or into whose hands any monies, shares of the Fund, or securities and investments may be deposited or come, pursuant to the provisions of this Agreement.

                                    ARTICLE X
                                 Indemnification
         Subject to Article IX, the Sub-adviser agrees and undertakes to hold the Adviser harmless and to indemnify and protect the Adviser from and against any and all lawsuits or other claims brought against the Adviser as a result of the activities (or omissions by the Sub-adviser to carry out its obligations hereunder) of the Sub-adviser under this Agreement, including the activities (or such omissions) of the Sub-adviser's officers and directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Sub-adviser or retained by it to perform or assist in the performance of its obligations under this Agreement; provided, however, that in no event is Sub-adviser's indemnity in favor of Adviser deemed to protect Adviser against any liability to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations or duties under this Agreement or the GW Agreement.

         The Adviser agrees and undertakes to hold the Sub-adviser harmless and to indemnify and protect the Sub-adviser from and against any and all lawsuits or other claims brought against the Sub-adviser as a result of the activities of the Adviser under this Agreement and the GW Agreement (or omissions by the Adviser to carry out its obligations hereunder or thereunder), including the activities (or such omissions) of the Adviser's officers, directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Adviser or retained by it to perform or assist in the performance of its obligations under this Agreement or the GW Agreement;
provided, however, that in no event is Adviser's indemnity in favor of Sub-adviser deemed to protect Sub-adviser against any liability to which the Sub-adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations or duties under this Agreement.

                                   ARTICLE XI
                 Agreements, Representations and Indemnification
                         Related to Disclosure Documents
         A. The Sub-adviser will cooperate with the Fund and the Adviser in connection with the registration or qualification of units of the Portfolios for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Fund may request and will cooperate with the preparation of the Disclosure Documents (as defined in Article XI.C. below). The Fund and the Adviser will provide the Sub-adviser with copies of all Disclosure Documents at least 10 days prior to distribution to investors or submission to governmental bodies or self-regulatory organizations and will incorporate its reasonable comments relating to the description of, or services to be provided by, the Sub-adviser or its affiliates, or relating to the description of the investment objectives and policies of the Portfolios.

         B. The Fund and the Adviser, jointly and severally, represent and warrant to the Sub-adviser that the Disclosure Documents will fully comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and other applicable laws, and the Disclosure Documents at all such times will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements or omissions in the Disclosure Documents made in reliance upon information furnished to the Fund or the Adviser in writing by the Sub-adviser which the Fund had informed the Sub-adviser was to be used in the particular Disclosure Document. The Fund and the Adviser will notify the Sub-adviser promptly of the happening of any event which in the judgment of the Fund or the Adviser makes any statement made in the Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Fund and the Adviser need not make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used in the particular Disclosure Document.

         The Sub-adviser represents and warrants to the Fund and the Adviser that the information furnished in writing by it which the Fund has informed it is to be used in a particular Disclosure Document, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading as required by the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and other applicable laws. The Sub-adviser will notify the Fund and the Adviser promptly of the happening of any event which in the judgment of the Sub-adviser makes any statement made in the Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Sub-adviser need only make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used in the particular Disclosure Statement.

         C. Notwithstanding Article X to the contrary, the Fund and the Adviser, jointly and severally, agree to hold harmless the Sub-adviser, its directors and officers (each such person a "Sub-adviser Indemnified Party"), and each person, if any, who controls the Sub-adviser within the meaning of either Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Fund's Registration Statement or Prospectus, or any amendment or supplement thereto, or in any preliminary prospectus, any other communication with investors or any other submissions to governmental bodies or self-regulatory agencies filed or distributed on or subsequent to the date first above-written (such documents being herein referred to as "Disclosure Documents") or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document.

         If any action or proceeding (including any governmental investigation) shall be brought or asserted against the Sub-adviser Indemnified Party in respect of which indemnity may be sought from the Fund and the Adviser, the Sub-adviser Indemnified Party shall promptly notify the Fund and the Adviser in writing, and the Fund and the Adviser shall assume the defense thereof, including the employment of counsel satisfactory to the Sub-adviser and the payment of all expenses. The Sub-adviser Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of the Sub-adviser Indemnified Party unless (a) the Fund or the Adviser has agreed to pay such fees and expenses or (b) the Fund or the Adviser shall have failed to assume the defense of such action or proceeding and to employ counsel satisfactory to the Sub-adviser in any such action or proceeding or (c) the named parties to any such action or proceeding (including any impleaded parties) include both the Sub-adviser Indemnified Party and the Fund or the Sub-adviser Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to any of them which are different from or additional to those available to the Fund or the Adviser (in which case, if the Sub-adviser Indemnified Party notifies the Fund and the Adviser in writing that it elects to employ separate counsel at the expense of the Fund and the Adviser, the Fund and the Adviser shall not have the right to assume the defense of such action or proceeding on behalf of the Sub-adviser Indemnified Party), it being understood, however, that the Fund and the Adviser shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the Sub-adviser Indemnified Party, which firm shall be designated in writing by the Sub-adviser. Neither the Fund nor the Adviser shall be liable for any settlement of any such action or proceeding effected without their written consent, but if settled with their written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Fund and the Adviser agree to indemnify and hold harmless the Sub-adviser Indemnified Party from and against any loss or liability by reason of such settlement or judgment. It is understood that neither the Fund nor the Adviser may settle on behalf of the Sub-adviser without the consent of the Sub-adviser.

         Notwithstanding Article X to the contrary, the Sub-adviser agrees to indemnify and hold harmless the Fund and the Adviser, their directors and officers, and each person, if any, who controls the Fund or the Adviser within the meaning of either Section 15 of the Securities Act of 1933, as amended, or
Section 20 of the Securities Exchange Act of 1934, as amended, to the same extent as the foregoing indemnity from the Fund and the Adviser to the Sub-adviser, but only with respect to information furnished in writing by it which the Fund had informed the Sub-adviser was to be used in the particular Disclosure Document. In case any action or proceeding shall be brought against the Fund or the Adviser, their directors or officers, or any such controlling persons, in respect of which indemnity may be sought against the Sub-adviser, the Sub-adviser shall have the rights and duties given to the Fund and the Adviser, and the Fund or the Adviser, their directors or officers, or such controlling persons shall have the rights and duties given to the Sub-adviser, by the preceding paragraph.

         D. The agreements, representations and indemnification contained in this Article XI shall remain operative and in full force and effect regardless of (a) any investigation made by or on behalf of the Sub-adviser Indemnified Party or by or on behalf of the Fund or the Adviser, its directors and officers, or any person controlling the Fund or the Adviser or (b) any termination of this Agreement.

                                   ARTICLE XII
                                  Governing Law
         This Agreement shall be construed in accordance with the laws of the State of Colorado and the applicable provisions of the Investment Company Act of 1940, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, including such exemptions therefrom as the Securities and Exchange Commission may grant. Words and phrases used herein shall be interpreted in accordance with that Act and those rules and regulations. As used with respect to the Portfolios, the term "majority of the outstanding shares" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. To the extent that the applicable laws of the State of Colorado conflict with applicable provisions of the Investment Company Act of 1940, as amended, or the rules and regulations thereunder, such Act, rules and regulations shall control.

                                  ARTICLE XIII
                                  Severability
         If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

                                   ARTICLE XIV
                                  Counterparts
         This Agreement may be executed in any number of counterparts, and by separate parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

                                   ARTICLE XV
                                   Non-Compete
         The Adviser and Sub-adviser acknowledge that, in the course of providing services under this Agreement, Sub-adviser may be introduced to current or prospective customers (hereinafter a "Customer") of the Fund or any affiliate of the Adviser and, as a result of such introduction may have access to or obtain information about such Customer. In the event said Customer ultimately utilizes the Fund or any affiliate of the Adviser as an investment product provider for any defined contribution plan offered by Customer, Sub-adviser agrees:
(a) not knowingly to utilize any confidential information regarding the Customer and/or its employees' participation in such defined contribution plan(s) which Sub-adviser receives as a result of providing services under this Agreement in non-Fund business of the Sub-adviser of its affiliates;
(b) not knowingly to attempt to contact the Customer without prior notification to the Adviser; and
(c) not knowingly to attempt to sell any mutual funds affiliated with Sub-adviser directly to Customer on a stand-alone basis if the Portfolios are included either directly or indirectly in the Customer's defined contribution plan(s).
         In the event such Customer does not utilize the Fund or any affiliate of the Adviser as an investment product provider, Sub-adviser is not subject to any of the foregoing terms and conditions.
         For purposes of this Section XV, defined contribution plan shall mean 401(a), 401(k), 457 and 403(b) plans. For purposes of this Section XV, introduction shall mean inclusion of the Portfolios in the defined contribution product offered to that Customer's consideration.
         The following situations are not subject to the provisions of this
Section XV:
(a)           Customer has a pre-existing relationship with Sub-adviser; or
(b) Sub-adviser or any of its affiliate makes other funds available to another defined contribution plan product provider and that product provider bids on the Customer's case using publicly available information; or
(c)           no introduction to Customer is made.

                                   ARTICLE XVI
                                     Notices
         Any notice under this Agreement shall be in writing and shall be deemed given (a) upon person delivery, (b) on the first business day after receipted delivery to a courier service that guarantees next business day delivery, under circumstances in which such guaranty is applicable or (c) on the earlier of delivery or three business days after mailing by United States certified mail, postage and fees prepaid, to the appropriate party at the address set forth below, or to such other address as the party so notifies the others in writing.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officials duly authorized, as of the day and year first above written.


Witness:                                    G W CAPITAL MANAGEMENT, LLC


                                            By:
-----------------------                          ------------------------------

Name:                                   Name:
                                        Title:
                                        Address: 8515 East Orchard Road
                                                 Greenwood Village, CO  80111
                                                 Attn:  Secretary



Witness:                                    MAXIM SERIES FUND, INC.


                                            By:
-----------------------                          ------------------------------
Name:                                   Name:
                                        Title:
                                        Address: 8515 East Orchard Road
                                                 Greenwood Village, CO  80111
                                                 Attn:  Secretary


Witness:                                    BARCLAYS GLOBAL FUND ADVISORS


                                            By:
-----------------------                          ------------------------------

Name:                                    Name:
                                         Title:

                                             By:
                                                 ------------------------------
                                         Name:
                                         Title:

                                        Address: 45 Fremont Street
                                                 San Francisco, CA 94105
                                                 Attn:  Legal Department

                                   Schedule A


Commencing on April 1, 2001:
----------------------------
Maxim Stock Index Portfolio
Maxim Index 600 Portfolio
Maxim Index 400 Portfolio
Maxim Growth Index Portfolio
Maxim Value Index Portfolio


Commencing on May 1, 2001:
Maxim Index European Portfolio
Maxim Index Pacific Portfolio

                                   Schedule B


Maxim Stock Index, Index 600, Index 400
Growth Index and Value Index Portfolios:     First $2.250 billion      0.03%
                                             Next $1.000 billion       0.02%
                                             Over $3.250 billion       0.01%


Maxim Index European and
Index Pacific Portfolios:                    First $200 million        0.10%
                                             Next $100 million         0.08%
                                             Next $200 million         0.05%
                                             Over $500 million         0.03%

                                    Exhibit B


             Certain Other Investment Companies Advised by Barclays

Barclays acts as investment adviser or sub-adviser to the following other investment companies that have investment objectives similar to the Equity Index Portfolios', for compensation at the annual percentage rates of the corresponding average net asset levels of those funds set forth below.


--------------------------------- ---------------------- ------------------------------ ----------------------------
                                  Net Assets of Other                                   Barclays' Relationship to
Name of Fund                      Funds at December      Fee Rate                       Other Fund (Adviser or
                                  31, 2000                                              Sub-Adviser)
--------------------------------- ---------------------- ------------------------------ ----------------------------
--------------------------------- ---------------------- ------------------------------ ----------------------------
Master Investment Portfolio S&P   $2,776,000,451         0.05%                          Advisor
500 Fund

--------------------------------- ---------------------- ------------------------------ ----------------------------
--------------------------------- ---------------------- ------------------------------ ----------------------------
American Century Equity Index     $  548,375,052         0.05% - 1st $200 million;      Sub-advisor
Fund                                                     0.02% next $300 million;
                                0.01% thereafter

--------------------------------- ---------------------- ------------------------------ ----------------------------
--------------------------------- ---------------------- ------------------------------ ----------------------------
Jefferson Pilot S&P 500 Fund      $  175,931,207         0.05% - 1st $500 million;      Sub-advisor
                                                         0.025% next $500 million;
                                0.01% thereafter

--------------------------------- ---------------------- ------------------------------ ----------------------------
--------------------------------- ---------------------- ------------------------------ ----------------------------
Smith Barney S&P 500 Fund         $  106,419,300         0.02%                          Sub-advisor

--------------------------------- ---------------------- ------------------------------ ----------------------------
--------------------------------- ---------------------- ------------------------------ ----------------------------
Smith Barney Russell 1000 Growth  $1,026,642,683         0.02%                          Sub-advisor

--------------------------------- ---------------------- ------------------------------ ----------------------------
--------------------------------- ---------------------- ------------------------------ ----------------------------
Smith Barney Russell 1000 Value   $  974,098,372         0.02%                          Sub-advisor

--------------------------------- ---------------------- ------------------------------ ----------------------------
--------------------------------- ---------------------- ------------------------------ ----------------------------
State Farm Large Cap Equity       $  320,556,474         0.15% - 1st $50 million;       Sub-advisor
Index                                                    0.02% next $500 million;
                                0.01% thereafter

--------------------------------- ---------------------- ------------------------------ ----------------------------
--------------------------------- ---------------------- ------------------------------ ----------------------------
Vantagepoint S&P 500 Fund         $  610,690,291         0.04% - 1st $500 million;      Sub-advisor
                                                         0.02% next $200 million;
                                0.01% thereafter

--------------------------------- ---------------------- ------------------------------ ----------------------------
--------------------------------- ---------------------- ------------------------------ ----------------------------
Wells Fargo Trust Index           $  176,001,841         0.20% - 1st $500 million;      Sub-advisor
Allocation Fund                                          0.15% next $50 million;
                                0.10% thereafter
--------------------------------- ---------------------- ------------------------------ ----------------------------

Barclays has not waived, reduced or otherwise agreed to reduce its fee under any contract referred to in the table above.

                                 PROXY FOR
                          THE MEETING OF SHARHOLDERS OF
                             MAXIM SERIES FUND, INC.

The undersigned, revoking previous proxies, hereby appoints David G. McLeod, Beverly A. Byrne, and Arnie A. Beckman, or any of them, to be the attorneys and proxies of the undersigned at the Meeting of Shareholders of Maxim Series Fund, Inc. to be held at 8525 East Orchard Road., Greenwood Village, Colorado, at 9:30 a.m., Mountain Time, on March 30, 2001, and at any adjournment thereof, and to represent and cast the votes held on record by the undersigned on February 15, 2001, upon the proposals below and as set forth in the Notice of Meeting of Shareholders and Proxy Statement for such meeting.


1)       PROPOSAL TO CHANGE THE SUBCLASSIFICATION FROM DIVERSIFIED TO NON-DIVERSIFIED.

         A.  Maxim Stock Index Portfolio
                  [  ] FOR                  [  ] AGAINST                        [  ] ABSTAIN

         B.  Maxim Value Index Portfolio
                  [  ] FOR                  [  ] AGAINST                        [  ] ABSTAIN

         C.  Maxim Index 600 Portfolio
                  [  ] FOR                  [  ] AGAINST                        [  ] ABSTAIN

         D.  Maxim Index 400 Portfolio
                  [  ] FOR                  [  ] AGAINST                        [  ] ABSTAIN

         E.  Maxim Index European Portfolio
                  [  ] FOR                  [  ] AGAINST                        [  ] ABSTAIN

         F.  Maxim Index Pacific Portfolio
                  [  ] FOR                  [  ] AGAINST                        [  ] ABSTAIN


2)       PROPOSAL TO APPROVE A NEW SUB-ADVISORY AGREEMENT APPOINTING BARCLAYS GLOBAL FUND ADVISORS AS SUB-ADVISOR.

         A.  Maxim Stock Index Portfolio
                  [  ] FOR                  [  ] AGAINST                        [  ] ABSTAIN

B.       Maxim Growth Index Portfolio
                  [  ] FOR                  [  ] AGAINST                        [  ] ABSTAIN

         C.  Maxim Value Index Portfolio
                  [  ] FOR                  [  ] AGAINST                        [  ] ABSTAIN

         D.  Maxim Index 600 Portfolio
                  [  ] FOR                  [  ] AGAINST                        [  ] ABSTAIN

         E. Maxim Index 400 Portfolio
                  [  ] FOR                  [  ] AGAINST                        [  ] ABSTAIN

         F.  Maxim Index European Portfolio
                  [  ] FOR                  [  ] AGAINST                        [  ] ABSTAIN

         G.  Maxim Index Pacific Portfolio
                  [  ] FOR                  [  ] AGAINST                        [  ] ABSTAIN





3)       PROPOSAL TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING SECURITIES LENDING:

         A.  Maxim Stock Index Portfolio
                  [  ] FOR                  [  ] AGAINST                        [  ] ABSTAIN

         B.  Maxim Growth Index Portfolio
                  [  ] FOR                  [  ] AGAINST                        [  ] ABSTAIN

         C.  Maxim Value Index Portfolio
                  [  ] FOR                  [  ] AGAINST                        [  ] ABSTAIN

         D.  Maxim Index 600 Portfolio
                  [  ] FOR                  [  ] AGAINST                        [  ] ABSTAIN


4)       PROPOSAL TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING CONCENTRATION:

         A.  Maxim Stock Index Portfolio
                  [  ] FOR                  [  ] AGAINST                        [  ] ABSTAIN

         B.  Maxim Growth Index Portfolio
                  [  ] FOR                  [  ] AGAINST                        [  ] ABSTAIN

         C.  Maxim Value Index Portfolio
                  [  ] FOR                  [  ] AGAINST                        [  ] ABSTAIN

         D.  Maxim Index 600 Portfolio
                  [  ] FOR                  [  ] AGAINST                        [  ] ABSTAIN

         E.  Maxim Index 400 Portfolio
                  [  ] FOR                  [  ] AGAINST                        [  ] ABSTAIN

         F.  Maxim Index European Portfolio
                  [  ] FOR                  [  ] AGAINST                        [  ] ABSTAIN

         G.  Maxim Index Pacific Portfolio
                  [  ] FOR                  [  ] AGAINST                        [  ] ABSTAIN

5)       PROPOSAL TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING  INVESTMENTS IN SECURITIES OF OTHER
         INVESTMENT COMPANIES:

         A.  Maxim Stock Index Portfolio
                  [  ] FOR                  [  ] AGAINST                        [  ] ABSTAIN

         B.  Maxim Growth Index Portfolio
                  [  ] FOR                  [  ] AGAINST                        [  ] ABSTAIN

         C.  Maxim Value Index Portfolio
                  [  ] FOR                  [  ] AGAINST                        [  ] ABSTAIN

         D.  Maxim Index 600 Portfolio
                  [  ] FOR                  [  ] AGAINST                        [  ] ABSTAIN







         E.  Maxim Index 400 Portfolio
                  [  ] FOR                  [  ] AGAINST                        [  ] ABSTAIN

         F.  Maxim Index European Portfolio
                  [  ] FOR                  [  ] AGAINST                        [  ] ABSTAIN

         G.  Maxim Index Pacific Portfolio
                  [  ] FOR                  [  ] AGAINST                        [  ] ABSTAIN

6) In the discretion of the Board of Directors, on such other business which may properly come before the meeting or any adjournment thereof.

This Proxy will be voted as specified. If no specifications are made, this proxy will be voted in favor of the proposals in accordance with the Board of Directors recommendations. This Proxy is solicited on behalf of the Board of Directors.

Name of Contractowner:

Group Policy No.:                           Certificate No.:

Contractowner Number of Votes:


Dated:                            , 2001     ______________________________
       ---------------------------
                                            Signature of Contractowner


Please sign and date your Proxy and return promptly in the accompanying envelope.